                                                                   EXHIBIT 10.19


                    CHANNEL SERVICES PAYMENT PLAN AGREEMENT


The undersigned customer (hereinafter "customer") requests BellSouth
                                                           ---------
Communications, Inc. d/b/a Southern Bell Telephone and Telegraph Company
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(hereinafter "Telephone Company") to provide service as described below.

1. Service is provided pursuant to and in accordance with the BellSouth Companies Tariff No. 1, including the Channel Services Payment Plan (CSPP).

2.  The service type desired is (check one):
    _________            LightGate
       x                 Tl-hicap
    ---------
    _________            Lowspeed DDAS 1
    _________            Highspeed DDAS 2


3.  The CSPP payment plan and service period for this service is:
    Plan A for ______ months.
    Plan B for   60   months.
               ------
    Plan C for ______ months.

4. The earliest date on which this service can reasonably be made available to the customer is January 10, 1994 (to be completed by the Telephone Company).
                ----------------

5.  The service date requested by the customer is January 10, 1994.
                                                  ----------------

6. The service period shall commence on the actual service date, i.e. the date the service is actually made available to the customer.

7. The application date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

8. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

            X         Application Date (if the service date requested by the
          -----
                      customer is earlier than or the same as the date in
                      paragraph 5 above).
                      Actual service date (if the service date requested by
          _____
                      the customer is later than the date in paragraph 5 above).

9. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company initiated rate changes.
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BY:  s/  John W. Collins                   TITLE:   Vice President
     -------------------                          ----------------

SUBSCRIBER:    Intercept Systems, Inc.
               -----------------------

ADDRESS:       6611 Bay Circle, Norcross, Georgia 30071
               ----------------------------------------



BELLSOUTH COMMUNICATIONS, INC.

BY:             s/ Stephen C. Irwing
                ----------------------------------

TITLE:             Regional Sales Manager
                ----------------------------------

DATE ACCEPTED:     December 22, 1993
                ----------------------------------

                                   AGREEMENT


The Undersigned Subscriber requests Southern Bell Telephone and Telegraph Company to provide FCC 1 tariffed High Capacity DS1 Service. This arrangement
                   -----          -------------------------
is a 60 month contract period and includes the following:
     --

     High Capacity DS1 Service from Intercept Systems at 6611 Bay Circle to the Norcross Central Office at 5866 Buford Highway

This agreement is subject to and controlled by the provisions of the company's lawfully filed FCC Number 1 tariff and any subsequent revisions thereto.
               ------------

Address:  6611 Bay Circle
          ---------------
          Atlanta, GA 30071
          -----------------

Authorized Representative of Subscriber: ___________________________

BY:  s/  J.W. Collins                    Title:  Vice President
     --------------------------                 --------------------

Print Name:   J.W. Collins
            -------------------


                         BELLSOUTH COMMUNICATIONS, INC.
              D/B/A SOUTHERN BELL TELEPHONE AND TELEGRAPH COMPANY


Accepted:  December 22, 1993            By: s/  Stephen C. Irwing
          ------------------                ---------------------------

                                        Title:  Regional Sales Manager
                                                -----------------------